UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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COUNTERPATH CORPORATION
(Name of Registrant as Specified in Its Charter)

Not Applicable
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COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7X 1M3

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 27, 2012
11:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF COUNTERPATH CORPORATION:

            NOTICE IS HEREBY GIVEN that CounterPath Corporation (the “Company”), a Nevada corporation, will hold its annual meeting of stockholders (the “Meeting”) on September 27, 2012 at 11:00 a.m. (Vancouver time) at Suite 300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3.

            The Meeting is being held for the following purposes:

1.

To elect Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews and Larry Timlick, as the directors of the Company for a term expiring on the day of the 2013 Meeting of stockholders;

2.

To ratify the selection of BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2013 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.	To approve, ratify and confirm the increase in the number of shares issuable under our Deferred Share Unit Plan by 500,000 shares; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

            The Board of Directors has fixed the close of business on August 1, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each of the shares of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Meeting.

            Your attention is directed to the accompanying proxy statement and exhibits which summarize each item. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy in the enclosed envelope, or via the Internet by following the instructions provided in the enclosed proxy card, as soon as possible. To be represented at the meeting, proxies must be submitted to Suite 600, 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, Attention: Director, Client Services (Facsimile: 604-681-3067), or, if by Internet voting, at https://proxy.valianttrust.com, no later than forty-eight (48) hours, excluding Saturday, Sundays and holidays, prior to the time of the meeting or adjournment thereof.

            THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER

NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board
Dated: August 13, 2012

COUNTERPATH CORPORATION
Suite 300 - 505 Burrard Street, Box 95
Vancouver, British Columbia
Canada V7X 1M3

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

            The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the annual meeting of stockholders (the “Meeting”) to be held on September 27, 2012 at 11:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about August 24, 2012 to all holders of record of shares of our common stock (the “Common Stock”), being all of the stockholders entitled to vote at the Meeting. The Meeting will be held at Suite 300 – 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3.

Who Can Vote

            You are entitled to vote if you were a holder of record of shares of Common Stock as of the close of business on August 1, 2012 (the “Record Date”). Your shares of Common Stock can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

            Holders of record of Common Stock at the close of business on August 1, 2012, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. On the Record Date, there were 41,563,353 shares of Common Stock issued and outstanding.

            In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 33 1/3 % of the shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.

Proxy Card and Revocation of Proxy

            Registered shareholders are entitled to vote at the Meeting. The persons named as proxyholders (the “Designated Persons”) in the enclosed form of proxy are directors and/or officers of our company.

            A shareholder has the right to appoint a person or corporation (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed form of proxy.

            To exercise this right, the shareholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the form of proxy.

            In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope, or via the Internet by following the instructions provided in the enclosed proxy card. To be represented at the meeting, proxies must be submitted to Valiant Trust Company, Proxy Department, Suite 600, 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, Attention: Director, Client Services (Facsimile: 604-681-3067) or, if by Internet voting, at https://proxy.valianttrust.com, no later than forty-eight (48) hours, excluding Saturday, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

            If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

            Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067, or by voting again on a later date via the Internet (only your latest Internet proxy submitted prior to the Meeting will be counted) at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

            The persons named as proxy holders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the Designated Persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

            The shares of Common Stock represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

            Holders of shares of Common Stock of record on the Record Date, are entitled to one (1) vote for each share of Common Stock on all matters to be voted upon at the Meeting. Holders of shares of Common Stock may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

            All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares of Common Stock represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares of Common Stock represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

            We will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

            Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

Advice to Beneficial Stockholders

            Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are “non-registered” shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s, RRIF’s, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

            Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

            In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

            There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

            These security holder materials are being sent to both registered and non-registered owners of shares of Common Stock. If you are a non-registered owner, and our company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

            At the Meeting, stockholders will be asked to consider three (3) proposals: (1) the election of the Board; (2) the appointment of our independent registered public accounting firm, and the authorization for the Board to fix the remuneration of, BDO Canada LLP; and (3) the approval of the increase in the number of shares issuable under our Deferred Share Unit Plan. A summary of these proposals is as follows:

Proposal 1. Election of Directors.

            The entire Board is elected annually by the stockholders at the Meeting. The Board has selected seven nominees based upon their ability and experience. The nominees consist of Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews and Larry Timlick. All of the nominees are currently serving as directors of our company.

            The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2. Appointment of Independent Accountants.

            The Audit Committee has nominated BDO Canada LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting in 2013. BDO Canada LLP provided audit and tax services for the fiscal years ended April 30, 2007 through April 30, 2012.

            Representatives of BDO Canada LLP will be present at the Meeting, will have an opportunity to make any statements they desire, and will also be available to respond to appropriate questions from stockholders.

            The Board recommends that you vote FOR approval of BDO Canada LLP as the independent registered public accounting firm for our company and for the authorization for the Board to fix the remuneration of BDO Canada LLP.

Proposal 3. Increase in the Number of Shares of Common Stock Issuable under our Deferred Share Unit Plan

            On July 23, 2009, the Board approved the Deferred Share Unit Plan (“DSUP”) which was approved by our stockholders on October 22, 2009. On July 17, 2012, the Board approved an increase in the number of shares reserved for issuance under the DSUP by 500,000 shares, from 2,000,000 shares to 2,500,000 shares, subject to and effective upon receipt of all necessary regulatory and other approvals. The purpose of the DSUP is to give our non-employee directors and senior employees the opportunity to acquire deferred share units in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, senior employees and shareholders. Currently, 2,000,000 shares have been reserved for issuance under the DSUP. A recipient of a deferred share unit is entitled to receive an issuance from treasury of our company that number of shares of Common Stock required to settle the value of the deferred share units (less applicable withholding taxes).

            The Board recommends that you vote FOR the approval of the increase in the number of shares reserved for issuance under the DSUP by 500,000 shares, from 2,000,000 shares to 2,500,000 shares.

DIRECTORS AND EXECUTIVE OFFICERS

            The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of our shareholders or until their successors are elected and qualify. Our Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of our Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Donovan Jones(1) British Columbia, Canada	President, Chief Executive Officer, Director	43	April 24, 2006
David Karp British Columbia, Canada	Chief Financial Officer, Treasurer, Corporate Secretary	47	September 7, 2006
Terence Matthews Ontario, Canada	Chairman of the Board, Director	69	August 2, 2007
Owen Matthews(2) British Columbia, Canada	Vice-Chairman of the Board, Director	40	August 2, 2007
Peter Charbonneau(3) Ontario, Canada	Director	58	October 1, 2008
Chris Cooper(2)(3) British Columbia, Canada	Director	42	August 17, 2005
William Jin(3) Ontario, Canada	Director	43	October 1, 2008
Larry Timlick(2) British Columbia, Canada	Director	55	June 17, 2005

(1)	Appointed President and Chief Operating Officer on April 24, 2006, Director on June 1, 2007 and President and Chief Executive Officer on April 30, 2008.
(2)	Member of our Compensation Committee.
(3)	Member of our Audit Committee.

PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

            Our bylaws provide for a board of directors of between one and ten directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each Meeting, continuing in office until the next Meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a board of seven directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

            During fiscal 2012, the Board had five formal meetings and all of the directors attended at least 75% of the total number of meetings of the Board and committees on which they served.

            We have not adopted a formal policy with respect to the members of our Board attending our Meeting. There were three members of the Board who attended last year’s annual meeting of stockholders.

Nominees for Election

            The entire board of directors is elected annually by the stockholders at the Meeting. The Board has selected seven nominees based upon their ability and experience. The nominees consist of Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews and Larry Timlick. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

            Set forth below is biographical information for each person nominated for election to the Board.

Donovan Jones

            Mr. Jones has been our President and Chief Executive Officer since April 30, 2008 and was President and Chief Operating Officer since April 2006. Between May 2005 and April 2006, he was our company’s Vice President of Sales. Prior to this, from February 2005 and June 2006, Mr. Jones was with a boutique investment banking firm, where he was responsible for sourcing and executing transactions for mid-market private companies. From May 1996 to October 2004, with TELUS Communications, Canada’s second largest telecommunications company, Mr. Jones held increasingly senior positions in corporate development and client solutions, which had him involved in planning and executing a series of merger, acquisition and divestiture activities in the telecommunications, application development and data network integration space and responsibility for a business unit focused on the selling, implementing and management of enterprise voice, data and IP infrastructure. Mr. Jones holds a Masters in Business Administration from the University of Calgary and an Economics degree from the University of Alberta. Our Board has determined that Mr. Jones should serve on the Board as a director and as the President and Chief Executive Officer of our company based on his combined academic and career experience, as well as his extensive experience in senior positions within our company and the telecommunications industry.

Terence Matthews

            Sir Terence Matthews is our Chairman of the Board and has been a director of our company since August 2, 2007. Mr. Matthews is the founder and Chairman of Wesley Clover Corporation, an investment vehicle and holding company. Mr. Matthews has either founded or funded over 80 companies since 1972 including Newbridge Networks Corporation, a company he founded in 1986 and which became a leader in the worldwide data networking industry. When France-based Alcatel acquired Newbridge Networks Corporation in May 2000, the company employed more than 6,500 employees and recorded FY 1999 revenue of $1.8 billion. In 1972, before launching Newbridge Networks Corporation, Mr. Matthews co-founded Mitel Networks Corporation, a world leader in the design and manufacture of enterprise communications solutions. Mr. Matthews is the chairman of Wesley Clover Corporation, which has interests in a broad range of next-generation technology companies, real estate, hotels and resorts. Mr. Matthews is also Chairman of a number of private and publicly traded companies including Mitel Networks Corporation and Solace Systems, Inc. and sits as a director on the boards of several others. Mr. Matthews holds an honours degree in electronics from the University of Wales and is a Fellow of the Institute of Electrical Engineers and of the Royal Academy of Engineering. He has been awarded honorary doctorates by several universities, including the University of Wales and Carleton University in Ottawa. In 1994, he was appointed an Officer of the Order of the British Empire, and in the 2001 Queen's Birthday Honours, he was awarded a Knighthood. In 2011, he was appointed Patron of the Cancer Stem Cell Research Institute at Cardiff University. Our Board has determined that Mr. Matthews should serve the Board as a director of our company and as the Chairman of the Board based on his career in founding and developing companies specific to the advancement of the telecommunications industry, as well as his extensive network in the telecommunications and technology industry.

Owen Matthews

            Mr. Matthews is our Vice-Chairman of the Board and has been a director of our company since August 2, 2007. Mr. Matthews also currently serves as the Executive Vice-President of Wesley Clover Corporation, an investment vehicle and holding company. Between October 1998 and August 2, 2007, Mr. Matthews was Chief Executive Officer of NewHeights Software Inc. In this capacity, Mr. Matthews was responsible for NewHeights’ overall corporate growth and ensuring that the company delivered industry leading personal communications management solutions. Mr. Matthews was active in driving the NewHeights’ sales process, both domestically and internationally, and regularly engaged in technology strategy sessions with carriers, customer-premise equipment vendors and PC equipment manufacturers. In 1998, Mr. Matthews co-founded NewHeights in response to the emerging shift towards the development of commercial IP Telephony systems. Foreseeing the widespread adoption of IP PBXs and hosted IP Centrex, Mr. Matthews launched NewHeights to develop an intuitive, next-generation software client that would bring together the power of both the telephony and data networks in an intuitive graphic interface. Our Board has determined Mr. Matthews should serve as a director of our company and the Vice-Chairman of the Board given that Mr. Matthews has been extensively involved in operating and investing in telecommunications companies for over a decade. Mr. Matthew’s business and technology acumen was in part seasoned under various Matthews’ business holdings, including NewBridge Networks Corporation and Wesley Clover Corporation and its portfolio of technology corporations.

Peter Charbonneau

            Mr. Charbonneau has been a director of our company since October 1, 2008. Mr. Charbonneau is a principal of the general partner of SkyPoint Telecom Fund II. Mr. Charbonneau joined the general partner, a venture capital company focused on communications and information technology in 2001. He also sits on the boards of Mitel Networks Corporation, Teradici Corporation and TrueContext Corporation, as well as, the board of directors and audit committee of CBC/Radio Canada. Prior to Skypoint, Mr. Charbonneau was a senior executive with Newbridge Networks Corporation holding a number of positions including Chief Financial Officer, President and Chief Operating Officer, and Vice-Chairman. He was also a member of Newbridge Networks Corporation’s board of directors from 1996 to 2000. Mr. Charbonneau is a member of the Institute of Chartered Accountants of Ontario. In June 2003, he was elected a Fellow of the Institute in recognition of his outstanding career achievements and leadership contributions to the community and his profession. He holds a Bachelor of Science from the University of Ottawa and a Master's in Business Administration degree from the Richard Ivey School of Business. Mr. Charbonneau also holds the ICD.D certification, having completed the Directors' Education Program of the Institute of Corporate Directors of Canada. Our Board has determined that Mr. Charbonneau should serve as a director of our company based on his extensive background in finance, communications and information technology as well as his Fellowship of the Institute of Chartered Accountants, MBA, and ICD.D academic accreditations.

Chris Cooper

            Mr. Cooper has been a director of our company since August 17, 2005. Mr. Cooper has 16 years of experience in management and finance in the oil and gas industry starting several junior issuers. Over the past several years, Mr. Cooper has successfully raised over $120 million primarily through brokered and non-brokered equity issues as well as debt financing. Currently, Mr. Cooper is the President, Chief Executive Officer and founder of Aroway Energy Inc., a junior oil and gas issuer. Mr. Cooper received his Bachelor of Business Administration from Hofstra University and his Master’s in Business Administration from Dowling College, both in New York State. Our Board has determined that Mr. Cooper should serve as director of our company based on his extensive career in operating publicly traded companies and raising capital as well as his academic accreditations, including an MBA.

William Jin

            Mr. Jin has been a director of our company since October 1, 2008. Mr. Jin is Senior Vice-President of Covington Capital, a venture capital investment company, based in Toronto. Covington Capital is one of Canada’s largest providers of venture capital investment funds. Mr. Jin joined Covington Capital in November 2002 and his responsibilities include the assessment, execution and management of existing investments and management of exit investment opportunities. Mr. Jin focuses on transactions in the service, distribution, manufacturing, and software sectors. He represents Covington Capital on the board of directors of a number of investee companies. Prior to joining Covington Capital, Mr. Jin was a partner with a Toronto based investment banking boutique, with over 11 years financial industry experience specializing in M&A advisory and valuations. There he was responsible for providing fairness opinions and formal OSC 9.1 valuations for public and private companies. He holds an Honours in Business Administration (HBA) and a Master’s in Business Administration degree from the Richard Ivey School of Business. Mr. Jin is a Chartered Financial Analyst and a member of the Toronto Society of Financial Analysts. Our Board has determined that Mr. Jin should serve as director of our company based on his experience in financing and advising technology companies, acting as director for those companies and his HBA and MBA academic accreditations.

Larry Timlick

            Mr. Timlick has been a director of our company since June 17, 2005. Mr. Timlick is Regional Sales Leader – Western Canada of Arista Networks, Inc. Mr. Timlick has extensive knowledge of the enterprise and service provider markets with over 25 years of technical sales and management experience and has been a director of our company since June 2005. Mr. Timlick acted as interim President of our company from June 2005 to August 2005. From 1991 to 2004, Mr. Timlick was with Cisco Systems Canada. While with Cisco Systems Canada, Mr. Timlick was responsible for developing a sales region for TELUS, a major telecommunications carrier in Canada, which was named Region of the Year, Americas International in FY 2004. Mr. Timlick gained many accomplishments with Cisco Systems including: Top Americas International Performer – Regional Manager FY 2000; Highest Regional Percentage of Goal – Americas International FY 2000; Top Canadian Regional Performance FY 2001 – Western Region Service Providers; and Top Customer Satisfaction Americas International FY 2002. As the first Cisco Systems employee in Western Canada, Mr. Timlick expanded the business and opened offices in Vancouver, Calgary, Edmonton, Regina and Winnipeg. Mr. Timlick has also held management positions with AT&T Canada and Telex/Tulsa Computer Products. Mr. Timlick is also a director of Kensington Court Ventures Inc., a publicly traded investment vehicle. Our Board has determined that Mr. Timlick should serve as a director of our company based on his extensive knowledge of enterprise and service provider markets, as well as his experience in the network equipment provider industry including Cisco Systems.

Executive Officer

            Set forth below is biographical information for each executive officer of our company who is not also being nominated for election to the Board.

David Karp

            Mr. Karp has been our Chief Financial Officer since September 7, 2006. Mr. Karp became Treasurer and Corporate Secretary on November 3, 2006. From May 2004 to August 2006, Mr. Karp was Chief Financial Officer of Chemokine Therapeutics Corp., where he led the company’s initial public offering and listing on the TSX. From February 2002 to May 2004, Mr. Karp was Chief Financial Officer of Neuro Discovery Inc., a Vancouver based, publicly traded investment management company focused on biotechnology investing. Mr. Karp assisted in raising capital and making private investments in early stage biotechnology companies in addition to having overall responsibility for all treasury, reporting and control functions. From August 1997 to September 2001, Mr. Karp was Vice President, Investment Banking for BMO Nesbitt Burns in Vancouver. His experience includes raising capital and managing a number of merger, acquisition and restructuring assignments for companies in a variety of industries. Mr. Karp holds a Bachelor of Science degree in Mechanical Engineering from the University of Waterloo in Ontario and an MBA from the Ivey School of Business at the University of Western Ontario in London, Ontario. He is a Chartered Financial Analyst (CFA) charter holder and a Professional Engineer. Our Board has determined that Mr. Karp should serve as the Treasurer, Corporate Secretary and Chief Financial Officer of our company based on his combined academic and professional experience, including his previous chief financial officer positions held and his extensive capital markets experience.

Family Relationships

            Except as set forth below, there are no family relationships among our directors or our executive officers.

            Owen Matthews, our Vice-Chairman of the Board, is the son of Terence Matthews, our Chairman of the Board.

Involvement in Certain Legal Proceedings.

            Except as set forth below, none of our directors, nominees and executive officers have been involved in any of the following events during the past 10 years:

1.

a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(a)

acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

	(b)	engaging in any type of business practice; or

	(c)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above of this section, or to be associated with persons engaged in any such activity;

5.

such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6.

such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

	(a)	any Federal or State securities or commodities law or regulation; or

(b)

any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

	(c)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

            Peter Charbonneau was a director of Metconnex Canada Inc. from October 6, 2004 to June 19, 2007. An application was made to the courts under Section 47(1) of the Bankruptcy and Insolvency Act, R.S.C. 1985, C. B3, as amended, to appoint an interim receiver of 4061101 Canada Inc. (formerly known as Metconnex Canada Inc.) as provided for in the court filing no: 06-CL-6670 (dated September 26, 2006). The receiver has submitted a proposal to creditors and distribution of proceeds is pending final approval from creditors.

            Peter Charbonneau was a director of Trellia Networks Inc. from May 2006 to present. On November 24, 2010, Trellia Networks Inc. filed a Notice of Intention to File a Proposal under the Bankruptcy and Insolvency Act. On January 14, 2011, the proposal was filed and was subsequently accepted by creditors on February 3, 2011, with court approval on February 10, 2011. Trellia Networks disbursed all amounts on March 21, 2011 and successfully exited the bankruptcy process.

            Chris Cooper is currently the President and Chief Executive Officer of Northern Sun Exploration Company Inc. On August 1, 2008, Northern Sun filed a Notice of Intention to make a proposal pursuant to the Bankruptcy and Insolvency Act. Northern Sun announced on October 4, 2011, that the Court of the Queen’s Bench of Alberta has discharged RSM Richter as the Northern Sun’s trustee. Northern Sun is no longer under Bankruptcy and Insolvency Act protection as it has settled its previous creditor obligations. Northern Sun is now focused on becoming current with its continuous disclosure requirements. Northern Sun will seek a revocation order from the British Columbia and Alberta securities commission and apply for a re-instatement of trading to the TSX Venture Exchange upon the company becoming current with its continuous disclosure filings.

Legal Proceedings

            We are not involved as a plaintiff in any material proceeding or pending litigation where such claims or action involves damages for a value of more than 10% of our assets as of April 30, 2012, or any material proceedings in which any of our company's directors, officers, or affiliates, or any registered or beneficial stockholders of more than 5% of any class of our voting securities, or any associate of such person, is an adverse party or has a material interest adverse to our company or any of our subsidiaries.

Corporate Cease Trade Orders

            To the best of our company’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied that person or company access to any exemption under securities legislation for a period of more than 30 consecutive days, or (ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, other than the following:

            Chris Cooper is a director of Copacabana Capital Limited, a financial services company incorporated under the laws of and managed in Bermuda. The British Columbia Securities Commission issued an order on May 5, 2006 and the Alberta Securities Commission issued an order on September 13, 2006 that Copacabana Capital Limited be cease traded due to failure to file certain financial information. Copacabana Capital Limited remains under the cease trade orders as at the date of this proxy statement.

            Chris Cooper is also the President and Chief Executive Officer of Northern Sun Exploration Company Inc., a company traded on the TSX Venture Exchange. On December 23, 2008, trading in the common shares of Northern Sun Exploration Company Inc. was halted for failure to maintain a transfer agent but trading of common shares on the TSX Venture Exchange resumed on December 23, 2008. The British Columbia Securities Commission issued an order on March 11, 2009 and the Alberta Securities Commission issued an order on March 6, 2009 that Northern Sun Exploration Company Inc. be cease traded due to failure to file certain financial information and it remains under the cease trade orders as at the date of this proxy statement.

            Chris Cooper is a director of Benchmark Energy Corp. On November 10, 2006, the Alberta Securities Commission and the British Columbia Securities Commission granted Benchmark’s request for the institution of a management cease trade order in connection with the delay in filing of its June 30, 2006 audited annual financial statements and the related management’s discussion and analysis. The order only affected trading in Benchmark’s securities by certain directors and insiders of Benchmark, including Chris Cooper. The delay in filing its June 30, 2006 audited annual financial statements and related management’s discussion and analysis resulted from the resignation of its independent auditor, Tony M. Ricci Inc. Benchmark subsequently filed its audited annual financial statements and management’s discussion and analysis for the fiscal year ended June 30, 2006 and the order was revoked on January 11, 2007.

Vote Required and Board Recommendation

            The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS
THAT YOU VOTE FOR EACH OF THE NOMINEES.

TRANSACTIONS WITH RELATED PERSONS

            No director, nominee, executive officer, principal shareholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since May 1, 2011, the beginning of our last fiscal year, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years other than the following:

            Our Chairman of the Board is the chairman and founding shareholder of Mitel Networks Corporation. NewHeights Software Corporation entered into a distribution agreement with Mitel on June 15, 2004 and amended such agreement on August 7, 2007. NewHeights was acquired by our company on August 2, 2007 and was amalgamated on February 5, 2008 with our company’s wholly-owned subsidiary, CounterPath Solutions R&D Inc. under the name CounterPath Technologies Inc. Under the terms of the distribution agreement, we earn a specified fee from Mitel based on the number of product licenses sold to Mitel. Our software revenue for the year ended April 30, 2012, pursuant to the terms of the agreement, was $606,149 (2011 - $525,968). On July 31, 2008 we entered into a source code license agreement, as amended, whereby we licensed to Mitel the source code for our Your Assistant product in consideration of a payment of $650,000. Associated with the agreement are ongoing license fees per copy deployed to be paid by Mitel over four years and declining from $13.50 to $9.00 per copy after two years and declining from $9.00 to nil after four years. In addition, the agreement provides Mitel with a first right to match any third party offer to purchase the source code software and related intellectual property.

            In connection with a non-brokered private placement which closed on October 29, 2010, our company issued a convertible debenture in the principal amount of $490,750 (CDN$500,000) to Wesley Clover, a company controlled by our Chairman of the Board of our company. The debenture is convertible by the holder at any time prior to maturity, in whole or in part into common shares of our company at a conversion price of $1.37 per share. The convertible debenture is unsecured, bearing interest at the prime bank rate as quoted by the Bank of Montreal with interest payable monthly and maturing on July 30, 2012. During the year ended April 30, 2012, our company paid interest of $1,775 (2011 - $7,381) to Wesley Clover towards interest on convertible debentures.

            In connection with a private placement on June 14, 2011, Wesley Clover agreed to convert all of their outstanding convertible debentures of our company in the aggregate principal amount of $490,750 to 358,211 shares of common stock concurrent with the closing of the private placement. In addition, Wesley Clover and Covington Venture Fund Inc., an investor holding greater than 5% of our shares of common stock, agreed to each exercise 833,334 warrants at the original exercise price of $0.90 per share on or before July 29, 2011, prior to the expiry of the warrants on October 29, 2011. In the event that a warrant holder does not exercise all of their respective warrants on or before August 31, 2011, a default amount of $250,000 will be immediately due and payable to us by that respective warrant holder, and such default amount will incur interest at the rate of 2% per month (on a pro-rata basis) until the default amount is paid in full. On July 28, 2011, we received total proceeds of $750,001 from Covington Venture Fund Inc. for the exercise of 833,334 warrants issued pursuant to a private placement that closed October 29, 2009. On August 24, 2011, we received total proceeds of $750,001 from Wesley Clover for the exercise of 833,334 warrants issued pursuant to a private placement that closed October 29, 2009. Accordingly, we issued a total of 1,666,668 shares of common stock in exchange for the exercised warrants.

            Our Chairman of the Board is a beneficial shareholder of Mitel Trade s.r.o. On January 30, 2012 we sold products and services to Mitel Trade s.r.o. for a consideration of $208,992. Our revenue for the year ended April 30, 2012, pursuant to the terms of this sale, was $175,705 (2011 - $nil).

            On June 19, 2012, we issued an aggregate of 1,465,000 units under a non-brokered private placement for aggregate gross proceeds of CDN$3,662,500 ($3,580,156) at a price of CDN$2.50 ($2.24) per unit. Pursuant to the private placement, we issued to Covington Fund II, an aggregate of 600,000 units under a non-brokered private placement for gross proceeds of CDN$1,500,000 ($1,466,275) at a price of CDN$2.50 ($2.24) per unit, with each unit consisting of one share of our common stock and one-half of one common share purchase warrant, with each whole warrant entitling Covington Fund II to purchase one additional share of our Common Stock at an exercise price of $3.25 per share until June 19, 2014. Covington Capital Corporation is the investment manager of Covington Fund II and Covington Venture Fund Inc., an investor holding greater than 5% of our Common Stock. Covington Capital Corporation exercises shared voting power and sole dispositive power over the shares of Common Stock held by Covington Venture Fund Inc. and Covington Fund II Inc.

            On June 19, 2012, we issued an aggregate of 1,465,000 units under a non-brokered private placement for aggregate gross proceeds of CDN$3,662,500 ($3,580,156) at a price of CDN$2.50 ($2.24) per unit. Pursuant to the private placement, we issued to FMR, LLC, an aggregate of 265,000 units under a non-brokered private placement for gross proceeds of CDN$662,500 ($647,605) at a price of CDN$2.50 ($2.24) per unit, with each unit consisting of one share of Common Stock and one-half of one common share purchase warrant, with each whole warrant entitling FMR, LLC to purchase one additional share of our Common Stock at an exercise price of $3.25 per share until June 19, 2014. FMR, LLC is an investor holding greater than 5% of our Common Stock.

            It is the responsibility of our audit committee to review, approve and ratify related party transactions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

            Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

            Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended April 30, 2012 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Terence Matthews	3(1)	5	Nil
David Karp	7(1)	8	Nil
Donovan Jones	7(1)	8	Nil
William Jin	1(1)	1	Nil
Chris Cooper	1(1)	1	Nil

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Larry Timlick	1(1)	1	Nil
Peter Charbonneau	1(1)	1	Nil
Owen Matthews	1(1)	1	Nil

(1)	The named director, officer or greater than 10% shareholder, as applicable, filed a late Form 3 – Initial Statement of Beneficial Ownership of Securities.

CODE OF ETHICS

            Effective April 24, 2008, the Board adopted a Code of Business Conduct and Ethics and Compliance Program that applies to, among other persons, members of our board of directors, our officers, contractors, consultants and advisors. As adopted, our Code of Business Conduct and Ethics and Compliance Program sets forth written standards that are designed to deter wrongdoing and to promote:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

  compliance with applicable governmental laws, rules and regulations;

  the prompt internal reporting of violations of the Code of Business Conduct and Ethics and Compliance Program to an appropriate person or persons identified in the Code of Business Conduct and Ethics and Compliance Program; and

  accountability for adherence to the Code of Business Conduct and Ethics and Compliance Program.

            Our Code of Business Conduct and Ethics and Compliance Program requires, among other things, that all of our company's personnel shall be accorded full access to our Chief Executive Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics and Compliance Program. Further, all of our company's personnel are to be accorded full access to our Board if any such matter involves an alleged breach of the Code of Business Conduct and Ethics and Compliance Program by our officers.

            In addition, our Code of Business Conduct and Ethics and Compliance Program emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our corporate secretary. If the incident involves an alleged breach of the Code of Business Conduct and Ethics and Compliance Program by an executive officer, the incident must be reported to any member of our board of directors. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter.

            It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Business Conduct and Ethics and Compliance Program by another.

            Our Code of Business Conduct and Ethics and Compliance Program was filed with the SEC as Exhibit 14.2 to our quarterly report on Form 10-Q dated July 31, 2008 filed on September 15, 2008. Our Code of Business Conduct and Ethics and Compliance Program and Compliance Program is also posted on our website at www.counterpath.com. We will provide a copy of the Code of Business Conduct and Ethics and Compliance Program to any person without charge, upon request. Requests can be sent to: CounterPath Corporation, Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3, Attention Corporate Secretary.

CORPORATE GOVERNANCE

            The TSX Venture Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. Exchange Policy 3.1 requires us to disclose certain corporate governance information as is set out in Form 58-101F2 Corporate Governance Disclosure (Venture Issuers), which came into effect on June 30, 2005. A description of our approach to corporate governance, with our responses to Form 58-101F2 Corporate Governance Disclosure (Venture Issuers), is set out in Exhibit A attached hereto.

            We currently act with seven directors, consisting of Peter Charbonneau, Chris Cooper, William Jin, Donovan Jones, Owen Matthews, Terence Matthews, and Larry Timlick. We have determined that Peter Charbonneau, Chris Cooper, Will Jin, Larry Timlick, Owen Matthews, and Terence Mathews are independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and Peter Charbonneau, Chris Cooper, William Jin and Larry Timlick are independent directors as defined by National Instrument 52-110, adopted by various Canadian securities commissions.

COMMITTEES OF THE BOARD OF DIRECTORS

            We currently act with a standing Audit Committee and Compensation Committee. We do not have a standing nominating committee or corporate governance committee but our entire board of directors act as our corporate governance committee while all director nominees are recommended for selection by a majority of our independent directors (as defined by Rule 5605(a) of the Nasdaq Listing Rules) in a vote in which only our independent directors participate. If any stockholder seeks to nominate a director or bring any other business at any meeting of our stockholders, the stockholder must comply with the procedures contained in our bylaws and the stockholder must notify us in writing and such notice must be delivered to or received by the Secretary of our company in accordance with Rule 14a-8 of the Exchange Act. A stockholder may write to the Secretary of our company at our principal executive office, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

AUDIT COMMITTEE

            The Audit Committee was formed in September 2007. During the year ended April 30, 2012, the Audit Committee held four meetings. The Audit Committee currently consists of Peter Charbonneau, Chris Cooper and William Jin. Mr. Cooper acts as the Audit Committee Chairman. Messrs. Charbonneau, Cooper and Jin are non-employee directors of our company and are considered independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules and National Instrument 52-110, adopted by various Canadian securities commissions. Each of the members of the Audit Committee is financially literate as defined in National Instrument 52-110. For a description of Messrs. Charbonneau, Cooper and Jin’s education and experience, see the section of this proxy statement entitled “Nominees for Election”.

            The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to our Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to our Board, when so requested, on any accounting or financial matters. Our Board adopted a charter for the Audit Committee on December 13, 2007, a copy of which was filed with our Definitive Proxy Statement on August 29, 2008 and is available on Edgar at www.sec.gov.

            For a description of the Audit Committee's Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled “Proposal 2 Ratification of Selection of Independent Auditors.”

Audit Committee Financial Expert

            The Exchange Act requires our Board to determine if a member of its Audit Committee is an “audit committee financial expert.” According to these requirements, an Audit Committee member can be designated an Audit Committee financial expert only when the Audit Committee member satisfies specified qualification requirements, such as experience (or “experience actively supervising” others engaged in) preparing, auditing, analyzing, or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with our company's financial statements. Such qualifications may be acquired through specified means of experience or education. Our Board has determined that Mr. Charbonneau qualifies as an Audit Committee financial expert as defined in 407(d)(5) of Regulation S-K.

AUDIT COMMITTEE DISCLOSURE

            The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended April 30, 2012.

            The Audit Committee has also discussed with BDO Canada LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

            The Audit Committee has received and reviewed the written disclosures and the letter from BDO Canada LLP required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with BDO Canada LLP their independence.

            Based on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended April 30, 2012 filed with the SEC and our proxy statement for the Meeting.

            The Audit Committee of our Board currently consists of Messrs. Charbonneau, Cooper and Jin. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

COMPENSATION COMMITTEE

            During the year ended April 30, 2012 there were four meetings held by the Compensation Committee. The Compensation Committee currently consists of Chris Cooper, Owen Matthews and Larry Timlick, all of whom are non-employee directors of our company. Messrs. Cooper, Matthews and Timlick are considered independent directors as defined by Rule 5605(a) of the Nasdaq Listing Rules. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters. The Compensation Committee was formed in September 2007. The Board adopted a charter for the Compensation Committee on November 8, 2007 and amended on June 7, 2012, a copy of which is attached as Exhibit B to this Definitive Proxy Statement

            Our Compensation Committee reviews and approves at least annually, our company’s executive compensation plans, incentive-compensation and equity based plans and other general compensation plans (the “Company Plans”) in light of our company’s goals and objectives, and amends, or recommends that the Board amend, these existing Company Plans.

            Our Compensation Committee reviews and approves at least annually the corporate goals and objectives applicable to the compensation of the CEO. In addition, our Compensation Committee evaluates at least annually the performance of the CEO, the other executive officers of the our company (collectively, the “Company Executives”) in light of the goals and objectives applicable to the CEO and of our company, and based on this evaluation, sets his or her total compensation, including, but not limited to (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change-in-control agreements and provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, including, but not limited to, perquisites. In determining the long-term incentive component of each Company Executive’s compensation, our Compensation Committee considers all relevant factors, including our company’s performance and relative shareholder return, the value of similar incentive awards to persons with comparable positions at comparable companies, and the awards given to each Company Executive in past years.

            Our Compensation Committee reviews at least annually and make recommendations to the Board with respect to the compensation of all non-employee directors of the our company, taking into consideration compensation paid to non-employee directors of comparable companies and the specific duties of each director. Our directors evaluate such recommendations and if deemed appropriate, approve and ratify such recommendations.

CORPORATE GOVERNANCE AND DIRECTOR NOMINATIONS

            We do not have a standby nominating committee. We believe that our independent directors can serve the role of a formal committee. As of the date of this proxy statement, in compliance with Nasdaq Rule 5605(c), we adopted, as of June 28, 2012, a policy that all director nominees be recommended for selection by a majority of our independent directors in a vote in which only our independent directors participate. For a description of our process for identifying and nominating directors, see Exhibit C to this Definitive Proxy Statement. As of the date of this proxy statement, we did not effect any material changes to the procedures by which our shareholders may recommend nominees to our board of directors. We have a policy that all candidates recommended by our stockholders will be considered in the same manner as other candidates. We encourage stockholders to recommend candidates directly to the Secretary by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

            Our Board does not currently have a formal process for security holders to send communications to our Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to “The Board of Directors of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

BOARD LEADERSHIP STRUCTURE

            The positions of our principal executive officer and the Chairman of the Board are served by two individuals. Donovan Jones is our Chief Executive Officer and President. Terence Matthews is the chairman of the Board. Because of the separation of these functions to two individuals, we have determined that the leadership structure of our Board is appropriate given the characteristics and circumstances of our company, including the size of our company, our net assets and our committee structure.

            Our Board provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks at scheduled meetings of the Board and otherwise.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            We have set forth in the following table certain information regarding the Common Stock beneficially owned on August 1, 2012 for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors, (iii) the nominees for election to our Board, (iv) each of our named executive officers (as defined in the “Compensation Discussion and Analysis” section), and (v) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of August 1, 2012, the Record Date, we had 41,563,353 shares of Common Stock issued and outstanding. Accordingly, 41,563,353 shares are entitled to one (1) vote per share at the Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Terence Matthews 350 Legget Drive, P.O. Box 13089 Kanata, Ontario	8,761,025 (3)	21.0%
Covington Capital Corporation 87 Front St. East Suite 400, Toronto, Ontario Canada, M5E 1B8	6,540,241 (4)(5)	15.7%
FMR, LLC 82 Devonshire Street, Boston, Massachusetts, 02109	4,270,000 (6)	9.94%
Steven Bruk 3790 Southridge Avenue West Vancouver, BC, Canada V7V 3J1	3,270,518 (7)	7.9%
Owen Matthews Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	2,360,395(8)	5.7%
Donovan Jones Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	1,320,796 (9)	3.1%
David Karp Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	688,077 (10)	1.6%
Chris Cooper 1910-1055 West Hastings Street, Vancouver, British Columbia Canada V6E 2E9	144,157 (11)	**
Larry Timlick Suite 300, One Bentall Centre 505 Burrard Street Vancouver, British Columbia Canada, V7X 1M3	100,834 (12)	**

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Peter Charbonneau Tower B, 830 – 555 Legget Drive Ottawa, Ontario Canada K2K 2X3	73,334 (13)	**
William Jin 200 Front Street West, Suite 3003 P.O. Box 10 Toronto, Ontario Canada M5V 3K2	73,334 (14)	**
Directors and Executive Officers as a Group	13,521,952	32.5%

**	Less than 1%
(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Percentage based on 41,563,353 shares of Common Stock outstanding on August 1, 2012, including shares of Common Stock subject to options, deferred share units, or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August1, 2012 which are deemed outstanding for computing the percentage of the person holding such option, deferred share unit or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)

Includes 8,633,025 shares of Common Stock held by Wesley Clover Corporation. Also includes shares subject to stock options of a total of 18,000 shares of Common Stock issued on August 2, 2007 and held by Mr. Matthews that are vested and are exercisable at a price of $2.00 per common share, expiring between October 1, 2012 and February 28, 2015. Also includes 110,000 shares subject to deferred share units.

(4)

Covington Capital Corporation is the investment manager of Covington Venture Fund Inc., the beneficial owner of 4,082,550 shares of Common Stock and Covington Fund II Inc., the beneficial owner of 2,157,691 shares of Common Stock. Covington Capital Corporation exercises shared voting power and sole dispositive power over the shares of Common Stock held by Covington Venture Fund Inc. and Covington Fund II Inc.

(5)

Includes 300,000 shares of Common Stock that may be acquired on the exercise of warrants held by Covington Fund II Inc. Each warrant of which entitles the holder thereof to purchase one share of Common Stock at the exercise price of $3.25 per share on or before June 19, 2014.

(6)

Includes 1,260,000 warrants held by FMR LLC, with each warrant entitling the holder to purchase one share of Common Stock at the exercise price of $2.25 per share on or before June 14, 2013. Includes 265,000 shares of Common Stock and 132,500 warrants acquired on June 19, 2012 pursuant to a private placement of our company. Each warrant entitles the holder to purchase one share of Common Stock at the exercise price of $3.25 per share on or before June 19, 2014.

(7)

Includes 146,000 shares of Common Stock held by the spouse of Mr. Bruk and 2,974,050 shares of Common Stock held by KMB Trac Two Holdings Ltd. (“KMB”). Mr. Bruk’s spouse is the sole shareholder of KMB.

(8)	Includes 82,928 shares subject to deferred share units held by Mr. Matthews.
(9)

Includes 512,500 shares of Common Stock subject to vested stock options of a total of 600,000 shares of Common Stock subject to stock options and held by Mr. Jones that are exercisable within 60 days of August 1, 2012, issued on April 17, 2009 that are exercisable at a price of $0.62 per share, expiring on April 17, 2014. Also, includes 46,875 shares of Common Stock subject to vested stock options of a total of 250,000 shares of Common Stock subject to stock options and held by Mr. Jones that are exercisable within 60 days of August1, 2012, issued on December 14, 2011, that are exercisable at a price of $1.70 per share, expiring on December 14, 2016. Also includes 692,211 shares of a total of 849,560 shares subject to deferred share units.

(10)

Includes 551,980 shares of Common Stock subject to vested stock options of a total of 715,000 shares of Common Stock subject to stock options and held by Mr. Karp that will be vested within 60 days of August 1, 2012, including 240,000 stock options issued on September 7, 2006 that are exercisable at a price of $2.15 per share, expiring on September 7, 2016, 70,313 stock options issued on December 15, 2008 that are exercisable at a price of $0.44 per share, expiring on December 15, 2013, 213,542 stock options issued on April 17, 2009 that are exercisable at a price of $0.62 per share, expiring on April 17, 2014, and 28,125 stock options issued on December 14, 2011, that are exercisable at a price of $1.70 per share, expiring on December 14, 2016. Also includes 112,457 shares of a total of 223,833 shares subject to deferred share units.

(11)

Includes 17,500 shares of Common Stock subject to vested stock options of a total of 40,000 shares of Common Stock subject to stock options and held by Mr. Cooper that are exercisable within 60 days of August 1, 2012, issued on December 14, 2010 and held by Mr. Cooper that are vested, and are exercisable at a price of $1.90 per share, expiring on December 14, 2015. Also includes 110,000 shares subject to deferred share units.

(12)

Includes 17,500 shares of Common Stock subject to vested stock options of a total of 40,000 shares of Common Stock subject to stock options and held by Mr. Timlick that are exercisable within 60 days of August 1, 2012, issued on December 14, 2010 and held by Mr. Timlick that are vested, and are exercisable at a price of $1.90 per share, expiring on December 14, 2015. Also includes 73,334 shares subject to deferred share units.

(13)	Represents 73,334 shares subject to deferred share units. Mr. Charbonneau is a principal of the general partner of Skypoint Telecom Fund II, which holds 1,807,692 shares of Common Stock.
(14)

Represents 73,334 shares subject to deferred share units. Mr. Jin is senior vice president of Covington Capital Corporation, a venture capital company which manages Covington Venture Fund Inc. and which hold 4,082,550 shares of Common Stock, and Covington Fund II which holds 2,157,691 and 300,000 warrants, each warrant of which entitles Covington Fund II to purchase one common share at the exercise price of $3.25 per share on or before June 19, 2014.

Changes in Control

            As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            Except as otherwise disclosed herein, no individual who has been a director or executive officer of our company at any time since the beginning of the last financial year of our company, or any proposed management nominee for election as a director, or any associate or affiliate thereof, has any material interest, direct or indirect, by way of beneficial ownership of shares of our Common Stock or otherwise, in any matter to be acted upon at the Meeting.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

            Except as otherwise disclosed herein: (a) none of our directors or executive officers; (b) no person or company who beneficially owns, directly or indirectly, shares of Common Stock or who exercises control or direction of shares of Common Stock, or a combination of both (including control through nominees and proposed directors) carrying more than 10% of the voting rights attached to the outstanding shares of Common Stock (an “Insider”); (c) no director or executive officer of an Insider; and (d) no associate or affiliate of any of the directors, executive officers or Insiders, has had any material interest, direct or indirect, in any transaction since the commencement of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our company or any of our subsidiaries, except with an interest arising from the ownership of shares of Common Stock where such person or company will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of the same class of shares who are resident in Canada.

MANAGEMENT CONTRACTS

            No management functions of our company are performed to any substantial degree by a person other than the directors or executive officers of our company.

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

            The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended April 30, 2012; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended April 30, 2012, who we will collectively refer to as our named executive officers, of our company for the years ended April 30, 2012 and 2011, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Other Annual Compen- sation ($)(3)	Total ($)
Donovan Jones President, Chief Executive Officer and Director	2012 2011	307,544 295,687	154,133 121,823	105,440 335,092	226,043 Nil	28,829 27,257	821,989 779,859
David Karp Chief Financial Officer, Treasurer and Corporate Secretary	2012 2011	195,275 186,064	59,461 55,296	105,440 100,210	135,626 Nil	11,475 11,282	507,277 352,852
Todd Carothers EVP Sales & Marketing	2012 2011	186,763 175,000	40,000 1,417	31,632 51,535	135,626 168,750	Nil Nil	394,021 396,702
Michael Hill VP, Client Engineering	2012 2011	139,835 129,178	Nil 7,462	Nil Nil	45,209 33,750	Nil Nil	185,044 170,390

(1)

The amount in this column reflects the grant date fair value of the deferred share units granted to named executive officers in each fiscal year listed. For a description of the methodology and assumptions used in valuing the deferred share units granted to our officers and directors during the year ended April 30, 2012, please review Note 8 to the financial statements included in our annual report on Form 10-K for the year ended April 30, 2012 filed on July 19, 2012.

(2)	For a description of the methodology and assumptions used in valuing the option awards granted to our named executive officers and directors during the year ended April 30, 2012, please review Note 8 to the financial statements included in our annual report on Form 10-K for the year ended April 30, 2012 filed on July 19, 2012.

(3)	The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein.

Employment Agreements with Our Named Executive Officers

            Donovan Jones entered into an employment agreement with our company dated September 13, 2007, as amended, whereby we pay to Mr. Jones CDN$340,000 per year. In addition, Mr. Jones may earn a bonus of up to 12.5% of his annual salary per fiscal quarter based upon the achievement of pre-determined objectives. Mr. Jones is also entitled to a monthly expense allowance of CDN$2,000.

            During fiscal year 2012, Mr. Jones received a total cash bonus of $154,133 which was determined by our Compensation Committee primarily based upon our company’s quarterly achievement of predetermined financial objectives including revenue, operating costs, operating profitability and cash position. During fiscal year 2012, our Board granted Mr. Jones 250,000 stock options pursuant to our 2010 Stock Option Plan. The stock options are exercisable into shares of Common Stock at a price of $1.70, vest over four years and expire on December 14, 2016. During fiscal year 2012, our Board granted Mr. Jones 54,054 deferred share units pursuant to our DSUP. The deferred share units are redeemable into shares of Common Stock on a one for one basis and vest over three years. Our Board determined that it was in our company’s interest to grant the stock options and deferred share units to Mr. Jones in order to allow Mr. Jones to participate in the long term success of our company and to promote a greater alignment of interests between our senior officers and shareholders.

            If Mr. Jones’ employment agreement is terminated without cause, or there is a change of control (to the extent of at least 40.01% of the equity of our company), we, or Mr. Jones may, without cause, terminate his employment upon 6 months' written notice to our company. Following such notice, we will pay to Mr. Jones (i) CDN$675,000 (in addition to any applicable bonus and/or incentive in respect of the last pay periods in which such bonus and/or incentive has not yet been awarded with objectives being considered fully met); (ii) extended medical and dental insurance coverage for a period of 24 months from termination; and (iii) all options and deferred share units, which have not vested shall immediately vest and become exercisable.

            David Karp entered into an employment agreement with our company dated September 11, 2006, as amended, whereby we appointed Mr. Karp our Chief Financial Officer. Mr. Karp’s current annual salary is CDN$204,400. In addition, Mr. Karp may earn a bonus of up to 30% of his salary based upon the achievement of pre-determined objectives. Mr. Karp is also entitled to a monthly expense allowance of CDN$800.

            During fiscal year 2012, Mr. Karp received a total cash bonus of $59,461 which was determined by our Compensation Committee primarily based upon our company’s quarterly achievement of predetermined financial objectives including revenue, operating costs, operating profitability and cash position. During fiscal year 2012, our Board granted Mr. Karp 150,000 stock options pursuant to our 2010 Stock Option Plan. The stock options are exercisable into shares of Common Stock at a price of $1.70, vest over four years and expire on December 14, 2016. During fiscal year 2012, our Board granted Mr. Karp 54,054 deferred share units pursuant to our DSUP. The deferred share units are redeemable into shares of Common Stock on a one for one basis and vest over three years. Our Board determined that it was in our company’s interest to grant the stock options and deferred share units to Mr. Karp in order to allow Mr. Karp to participate in the long term success of our company and to promote a greater alignment of interests between our senior officers and shareholders.

            If we terminate Mr. Karp’s employment agreement for any reason other than for cause, we are required to pay Mr. Karp CDN$120,000, plus any monthly allowance, in addition to any applicable bonus or compensation as set out in the employment agreement. In addition, for each year of employment, our company is required to pay Mr. Karp an amount equal to one month of his total compensation, including his monthly expense allowance, for each year of employment, with partial years pro-rated. In addition, 1/24th of the number of stock options granted, multiplied by the number of months Mr. Karp is employed with us from the date of each respective grant, is immediately vested and exercisable. In the event of a change of control or greater than 50.01% of the issued and outstanding shares of Common Stock of our company, all stock options and deferred share units granted to Mr. Karp will become immediately vested and exercisable.

            Todd Carothers entered into an amended employment agreement with our company dated May 30, 2012, whereby we appointed Mr. Carothers our Executive Vice President Sales and Marketing. Mr. Carothers’ current annual salary is $200,000. In addition, Mr. Carothers may earn a bonus of up to $25,000 per quarter based upon the achievement of pre-determined objectives, principally revenue targets.

            During fiscal year 2012, Mr. Carothers received a total cash bonus of $40,000 that was determined by our Chief Executive Officer and was based on Mr. Carothers meeting predetermined operational and revenue targets. During fiscal year 2012, our Board granted Mr. Carothers 150,000 stock options pursuant to our 2010 Stock Option Plan. The stock options are exercisable into shares of Common Stock at a price of $1.70, vest over four years and expire on December 14, 2016. During fiscal year 2012, our Board granted Mr. Carothers 16,216 deferred share units pursuant to our DSUP. The deferred share units are redeemable into shares of Common Stock on a one for one basis and vest over three years. The board determined that it was in our company’s interest to grant the stock options and deferred share units to Mr. Carothers in order to allow Mr. Carothers to participate in the long term success of our company and to promote a greater alignment of interests between our senior employees and shareholders.

            If we terminate Mr. Carothers’ employment agreement for any reason other than for cause, we are required to provide Mr. Carothers $200,000 in lieu of notice or a combination thereof at our sole discretion. In addition, 1/24th of the number of stock options granted, multiplied by the number of months Mr. Carothers is employed with us from the date of each respective grant, is immediately vested and exercisable. In the event of a change of control or greater than 50.01% of the issued and outstanding shares of Common Stock of our company, all stock options granted to Mr. Carothers will become immediately vested and exercisable.

            Mr. Hill’s current annual salary is CDN$143,000. During fiscal year 2012, our Board granted Mr. Hill 50,000 stock options pursuant to our 2010 Stock Option Plan. The stock options are exercisable into shares of Common Stock at a price of $1.70, vest over four years and expire on December 14, 2016. Our Board determined that it was in our company’s interest to grant the stock options to Mr. Hill in order to allow Mr. Hill to participate in the long term success of our company and to promote a greater alignment of interests between our senior employees and shareholders.

Outstanding Equity Awards at Fiscal Year End

     The following table summarizes the outstanding equity awards held by each named executive officer of our company as of April 30, 2012. The option awards generally vest in the amount of 12.5% on the date which is six months from the date of grant and then beginning in the seventh month at 1/42 per month for 42 months, at which time the options are fully vested. The deferred share unit stock awards vest as to one-third (1/3) of the number of deferred share units granted on the first, second and third anniversaries of the award date.

			Option Awards				Stock Awards
Name	Number of Securities Underlying unexercised Options (#) Exercisable	Number of Securities Underlying unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Donovan Jones	450,000 (1)	150,000 (1)	—	$0.62	April 17, 2014	53,763(5)	$154,300	—	—
	—	250,000(2)	—	$1.70	December 14, 2016	66,667 (8)	$191,333
						54,054(9)	$155,135
David Karp	240,000(3)	—	—	$2.15	September 7, 2016	26,882(5)	$77,150	—	—
	62,500(4)	12,500(4)	—	$0.44	December 15, 2013	33,333(8)	$95,667
	187,500(1)	62,500(1)	—	$0.62	April 17, 2014	14,684(10)	$42,143
	—	150,000(2)	—	$1.70	December 14, 2016	54,054(9)	$155,135
Todd Carothers	87,500(5)	62,500(5)	—	$0.60	December 14, 2014	14,684(10)	$42,143	—	—
	50,000(6)	100,000(6)	—	$1.90	December 14, 2015	16,216(9)	$46,540
	—	150,000(2)	—	$1.70	December 14, 2016
Michael Hill	3,000(7)	—	—	$0.47	January 1, 2013	—	—	—	—
	16,667(4)	3,333(4)	—	$0.44	December 15, 2013
	23,333(5)	16,667(5)	—	$0.60	December 14, 2014
	10,000(6)	20,000(6)	—	$1.90	December 14, 2015
	—	50,000(2)	—	$1.70	December 14, 2016

(1)	Granted on April 17, 2009.
(2)	Granted on December 14, 2011.
(3)	Granted on September 7, 2006.
(4)	Granted on December 15, 2008.
(5)	Granted on December 14, 2009.
(6)	Granted on December 14, 2010.
(7)	Granted on August 2, 2007.
(8)	Granted on June 18, 2010.
(9)	Granted on July 25, 2011.
(10)	Granted on March 9, 2011.

Compensation of Directors

            During the fiscal year ended April 30, 2012, we compensated our non-employee directors for their services in fiscal year 2012 according to the following schedule: A retainer of CDN$15,000 for each board member; a retainer of CDN$15,000 for our Chairman of the Board; a retainer of CDN$5,000 for the Audit Committee chair; a retainer of CDN$2,500 for the Compensation Committee chair; and a retainer of CDN$5,000 for each Audit Committee or Compensation Committee member. Directors may be paid the retainers in cash, or at our Board’s option, in a form of equity compensation under an existing equity compensation plan of our company. During the fiscal year ended April 30, 2012, we issued 77,027 deferred share units in lieu of cash to our directors.

            Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Our Board may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

            The following table summarizes compensation paid to all of our non-employee directors for the fiscal year ended April 30, 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(7)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compens -ation ($)	Total ($)
Peter Charbonneau(1)	Nil	21,088	Nil	N/A	N/A	Nil	21,088
Chris Cooper(2)	Nil	31,632	Nil	N/A	N/A	Nil	31,632
William Jin(3)	Nil	21,088	Nil	N/A	N/A	Nil	21,088
Terence Matthews(4)	Nil	31,632	Nil	N/A	N/A	Nil	31,632
Owen Matthews(5)	Nil	23,724	Nil	N/A	N/A	Nil	23,724
Larry Timlick(6)	Nil	21,088	Nil	N/A	N/A	Nil	21,088

(1)	At April 30, 2012, Mr. Charbonneau held an aggregate of 63,069 deferred share units.
(2)	At April 30, 2012, Mr. Cooper held an aggregate of 40,000 stock options and 94,603 deferred share units.
(3)	At April 30, 2012, Mr. Jin held an aggregate of 63,069 deferred share units.
(4)	At April 30, 2012, Mr. Terence Matthews held an aggregate of 18,000 stock options and 94,603 deferred share units.
(5)	At April 30, 2012, Mr. Owen Matthews held an aggregate of 70,952 deferred share units.
(6)	At April 30, 2012, Mr. Timlick held an aggregate of 40,000 stock options and 63,069 deferred share units.
(7)	Represents value on grant date of deferred share units.

EQUITY COMPENSATION PLAN INFORMATION

            The following table provides a summary of the number of shares of our Common Stock to be issued upon exercise of outstanding options, warrants and rights, weighted average exercise weighted-average exercise price of outstanding options, warrants and rights and the number of shares of Common Stock remaining available for future issuance under our equity compensation plans as well as certain warrants granted outside of our compensation plan, the weighted average exercise price and the number of options remaining available for grant, shares purchasable or deferred share units available for grant all as at April 30, 2012.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders: 2010 Stock Option Plan Employee Share Purchase Plan Deferred Share Unit Plan	4,925,979 (1)(2) 143,599 1,588,064	$1.15 N/A N/A	1,224,265 (3) 556,401 411,936
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	6,657,642	$1.15	2,192,602

(1)	As of April 30, 2012, we had issued stock options to purchase 3,925,979 shares of our Common stock pursuant to our 2010 Stock Option Plan.

(2)

Includes 3,925,979 options outstanding as at April 30, 2012 and 1,000,000 warrants issued to a customer during fiscal year ended April 30, 2012, which warrants were issued against securities available to be issued under the 2010 Stock Option Plan.

(3)	As of April 30, 2012, there were 1,224,265 underlying shares of our Common stock remaining and available to be issued under our 2010 Stock Option Plan.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

            No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this proxy statement.

            None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors' or executive officers' indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

            BDO Canada LLP, Chartered Accountants, were appointed as our auditors on November 7, 2006. At the recommendation of the Audit Committee, our Board has selected BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending April 30, 2013, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

            Stockholder ratification of the selection of BDO Canada LLP, Chartered Accountants, as our independent registered public accounting firm is not required by the bylaws or otherwise. However, our Board is submitting the selection of BDO Canada LLP, Chartered Accountants, to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, our Board will reconsider whether or not to retain that firm. Even if the selection is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

            Representatives of BDO Canada LLP, Chartered Accountants, attend the third quarter and year end meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by BDO Canada LLP, Chartered Accountants, as well as the fees charged by BDO Canada LLP, Chartered Accountants, for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with BDO Canada LLP, Chartered Accountants, can be found under the sections of this proxy statement entitled “Committees of the Board of Directors” and “Audit Committee Disclosure” on page 16.

            Our Audit Committee has considered and determined that the services provided by BDO Canada LLP, Chartered Accountants, are compatible with maintaining the independence of the principal accountant.

            Representatives of BDO Canada LLP, Chartered Accountants, will be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to BDO Canada LLP, Chartered Accountants

            BDO Canada LLP, Chartered Accountants, provided audit and other services during 2012 and 2011. This included the following fees:

	2012	2011
Audit Fees	$144,538	$151,854
Audit Related Fees	Nil	Nil
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total Fees	$144,538	$151,854

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audit related fees paid to BDO Canada LLP during the fiscal years ended April 30, 2012 and April 30, 2011.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning. There were no tax fees paid to BDO Canada LLP during the fiscal years ended April 30, 2012 and April 30, 2011.

All Other Fees. There were no other fees paid to BDO Canada LLP, that are not covered by the headings set out above during our fiscal years ended April 30, 2012 and April 30, 2011.

            The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting. All services performed by BDO Canada LLP were pre-approved by the Audit Committee.

            The Audit Committee has considered the nature and amount of the fees billed by BDO Canada LLP, Chartered Accountants and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining BDO Canada LLP, Chartered Accountant's independence.

Vote Required and Board Recommendation

            The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of BDO Canada LLP, Chartered Accountants and to authorize the Board to fix the remuneration of auditors.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF SELECTION OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM OF OUR COMPANYAND TO AUTHORIZE THE BOARD
TO FIX THE REMUNERATION OF AUDITORS.

PROPOSAL 3
APPROVAL OF INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER
OUR DEFERRED SHARE UNIT PLAN BY 500,000 SHARES

            On July 23, 2009, the Board approved the DSUP, which was approved by our shareholders on October 22, 2009. The DSUP is open for participation to non-employee directors and Senior Officers (as that term is defined in the DSUP) of our company and any of our subsidiaries. The purpose of the DSUP is to provide non-employee directors and Senior Officers of our company and our subsidiaries with the opportunity to acquire deferred share units in order to allow them to participate in the long term success of our company and to promote a greater alignment of interests between our non-employee directors, Senior Officers and shareholders.

            Each deferred share unit is equivalent in value to one share of Common Stock. On the voluntary resignation, change of control or termination not for a cause, a recipient of a deferred share unit is entitled to receive, from treasury of our company, in a prescribed manner, the number of shares required to settle the value of the deferred share units (less applicable withholding taxes).

            A deferred share unit granted to a participant who is a director of our company shall vest immediately on the award date. A deferred share unit granted to a participant other than a director will generally vest as to one-third (1/3) of the number of deferred share units granted on the first, second, and third anniversaries of the award date. Fair value of the deferred share units, which is based on the closing price of the shares of Common Stock of our company on the date of grant, is recorded as compensation expense in the period of grant.

            Currently, 2,000,000 shares of our Common Stock have been reserved for issuance under the DSUP. The maximum number of shares of Common Stock that may be reserved for issuance to any one participant pursuant to deferred share units granted under the DSUP and any share compensation arrangement is 5% of the number of shares of Common Stock of our company outstanding at the time of reservation and, unless approval is otherwise obtained from the Exchange, as applicable, any grants of deferred share units to any one participant may not exceed a value of $100,000 per annum on the date of grant.

            On July 17, 2012, the Board approved an increase in the number of shares reserved for issuance under the DSUP by 500,000 shares from 2,000,000 shares to 2,500,000 shares, subject to receipt of all necessary regulatory and other approvals. The number of shares of Common Stock issuable under the DSUP, including the increase of 500,000 shares, will represent 6.0% of the outstanding number of shares of Common Stock as of August 1, 2012.

Vote Required and Board Recommendation

            The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve an increase in the number of shares of Common Stock issuable under the DSUP by 500,000 shares.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF AN INCREASE IN THE
NUMBER OF SHARES OF COMMON STOCK ISSUANCE UNDER OUR DEFERRED SHARE UNIT
PLAN BY 500,000 SHARES.

STOCKHOLDER PROPOSALS

            Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next Meeting of stockholders. To be eligible for inclusion in our 2013 proxy statement, your proposal must be received by us no later than 120 days before August 13, 2013 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2013 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before August 13, 2013. While our Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2013 Meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

            You may write to the Secretary of our company at our principal executive office by sending communications to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 – 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada, V7X 1M3, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCKHOLDER COMMUNICATIONS

            You must include your name and address in any such written communication and indicate whether you are a shareholder of our Company.

            Our Corporate Secretary will compile all communications addressed to the Board, a committee of the Board or a specific director, summarize lengthy, repetitive or duplicative communications and forward them to the appropriate director or directors or committee chair. Complaints regarding accounting, internal controls or auditing will be forwarded to the chair of the Audit Committee. Our Corporate Secretary will not forward non-substantive communications or communications that pertain to personal grievances to directors, but will instead forward them to the appropriate department within our company for resolution. Our Corporate Secretary will retain a copy of such communications for review by any director upon his or her request.

            Any stockholder communication marked “confidential” will be logged by our Corporate Secretary as “received” but will not be reviewed, opened or otherwise held by our Corporate Secretary. Such confidential correspondence will be immediately forwarded to the addressee(s) without a memo or any other comment by our Corporate Secretary.

            Communications from an employee or agent of our company will be considered stockholder communications under this policy if made solely in his or her capacity as a stockholder. No communications from a director or officer of our company will be considered stockholder communications under this policy. In addition, proposals submitted by stockholders for inclusion in our annual proxy statement, and proposals submitted by stockholders for presentation at our annual stockholders meeting, will not be considered stockholder communications under this policy. Written communications submitted by stockholders recommending the nomination of a person to be a member of our Board will be forwarded to the independent members of the Board.

ANNUAL REPORT AND FINANCIAL STATEMENTS

            Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended April 30, 2012. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of August 1, 2012.

AVAILABILITY OF FORM 10-K

            A copy of our Annual Report on Form 10-K for the fiscal year ended April 30, 2012 which has been filed with the SEC, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of Common Stock upon written request to “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

REGISTRAR AND TRANSFER AGENT

            Our registrar and transfer agent is Valiant Trust Company, Proxy Department, 600 - 750 Cambie Street, Vancouver, British Columbia, Canada V6B 0A2, facsimile: (604) 681-3067, website www.valianttrust.com.

ADDITIONAL INFORMATION

            Additional information relating to our company is available on SEDAR at www.sedar.com and on the SEC website at www.sec.gov. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended April 30, 2012. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: “The Secretary of CounterPath Corporation”, c/o CounterPath Corporation, Suite 300 - 505 Burrard Street, Box 95, Vancouver, British Columbia, Canada V7X 1M3.

OTHER MATTERS TO COME BEFORE THE MEETING

            In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended April 30, 2012 and April 30, 2011, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

            Our Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

/s/ Terence Matthews
Terence Matthews
Chairman of the Board

Dated: August 13, 2012

EXHIBIT A

CORPORATE GOVERNANCE DISCLOSURE

            The Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices. The section references are to Form 58-101F2 in accordance with National Instrument 58-101.

1.	Board of Directors

	(i)	Peter Charbonneau, Chris Cooper, Larry Timlick and William Jin are independent directors(1).

	(ii)	Directors that are not considered independent under National Instrument 52-110 and the basis for that determination are as follows:

Director	Basis for Non-Independence (1)
Donovan Jones	Acts as our President and Chief Executive Officer and therefore is an executive officer of the company and not independent.
Owen Matthews	Mr. Owen Matthews is the son of Terence Matthews, the chairman of our Company and is not considered independent because he is a family member of an executive officer, being the chairman.
Terence Matthews	As the chairman of our company, Mr. Matthews is not considered to be independent, as the chairman is considered an executive officer under National Instrument 52-110.

(1)	As defined by National Instrument 52-110.

2.	Directorships

The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Peter Charbonneau	Mitel Networks Corporation, TrueContext Mobile Solutions Corporation
Chris Cooper	Northern Sun Exploration Company Inc., Edge Resources Inc., Aroway Energy Inc., Turnberry Resources Ltd.
William Jin	None
Donovan Jones	None
Owen Matthews	None
Terence Matthews	Mitel Networks Corporation, TrueContext Mobile Solutions Corporation
Larry Timlick	Kensington Court Ventures Inc.

3.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the Code of Business Conduct and Ethics and Compliance Program, and the charters for each committee of the Board, each of which has been approved by the Board.

(b) The Board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.

4.	Ethical Business Conduct

The Board has adopted a written code of business conduct and ethics and compliance program (the “Code”). The Code was adopted by the Board on July 16, 2004. The Code has been filed as an Exhibit to our Form 10-KSB filed on July 29, 2004, and amended April 24, 2008, and can be found on our website at www.counterpath.com.

Employees, officers and directors and contractors are required read the Code and acknowledge through signature annually, that they understand the standards and policies contained in the Code and agree to comply fully with the standards, policies and procedures contained in the Code and our company’s related policies and procedures including the obligation to report any suspected violations of the Code.

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy, the whistle-blower policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

5.	Nomination of Directors

(i)

Our independent directors meet at least twice yearly and are responsible for in identifying new director nominees. All director nominees are recommended for nomination to the Board by a majority of our independent directors in a vote in which only independent directors participate.

(ii)

In identifying candidates for membership on the Board, the independent directors take into account all factors they considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the independent directors are responsible for conducting background searches, and are empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

6.	Compensation

(i)

The Board has appointed a Compensation Committee, which is responsible for, among other things, developing the Company's approach to executive compensation and periodically reviewing the compensation of the directors.

(ii)

The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other equity-based benefit plans, recommends changes or additions to those plans, and reports to the Board on compensation matters.

7.	Other Board Committees

None other than the audit committee and compensation committee.

8.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the Company's major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a formal process of assessment.

EXHIBIT B

COMPENSATION COMMITTEE CHARTER
(adopted as of November 8, 2007)
(amended as of June 7, 2012)

I. PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of CounterPath Corporation, a Nevada corporation (the “Company”) is to:

1.	review and determine the appropriate compensation level for the Company’s executive officers;

2.	oversee the Company’s compensation and benefit plans, policies and practices, including its executive compensation plans and incentive-compensation and equity-based plans;

3.	produce an annual report on executive compensation for inclusion in the Company’s annual report or proxy statement if required by applicable securities laws;

4.	monitor and evaluate, at the Committee’s sole discretion, matters relating to the compensation and benefits structure of the Company; and

5.	take such other actions within the scope of this Charter as the Board may assign to the Committee from time to time or as the Committee deems necessary or appropriate.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Charter.

The basic responsibility of the members of the Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders. In discharging that responsibility, the Committee should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors, to the extent it deems necessary or appropriate.

II. STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be composed of members of the Board, the number of which shall be fixed from time to time by resolution adopted by the Board. Each member of the Committee shall be determined by the Board to satisfy any applicable independence requirements established by the rules and regulations of the U.S. and Canadian regulatory authorities and any stock exchange upon which the Company’s shares trade from time-to-time. At least two members of the Committee must qualify as “non-employee directors” for the purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as amended.

Authority

The Committee shall have the authority to (i) retain (at the Company’s expense) its own legal counsel and other advisors and experts that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities, including, without limitation, the retention of a compensation consultant to assist the Committee in evaluating director and executive officer compensation; and (ii) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities. The Committee shall set the compensation, and oversee the work, of any such legal counsel, advisors or experts. In retaining any counsel, advisors or experts, the Committee must take into consideration any applicable rules and regulations of the U.S. and Canadian regulatory authorities and any stock exchange upon which the Company’s shares trade from time-to-time. The Committee shall receive appropriate funding from the Company, as determined by the Committee, for the payment of compensation to any such counsel, advisors or experts. In addition, the Committee shall have the authority to request any officer, director or employee of the Company, or any other persons whose advice and counsel are sought by the Committee, such as members of the Company’s management or the Company’s outside legal counsel and independent accountants, to meet with the Committee or any of its advisors and to respond to their inquiries.

Appointment and Removal

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal. Any member of the Committee may be removed, with or without cause, by majority vote of the Board at any time. However, a member of the Committee shall automatically cease to be a member of the Committee upon either ceasing to be a director of the Board or, if applicable, ceasing to be “independent” as required in Section II above of this Charter. Vacancies on the Committee will be filled by the Board.

Chairperson

The Board may appoint one member of the Committee to serve as Chair of the Committee, to convene and chair all regular and special sessions of the Committee, set the agendas for Committee meetings, to determine and communicate to management and the Board the information needs of the Committee, and to report Committee determinations and actions on behalf of the Committee to the Board. If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee to serve at the pleasure of the majority of the full Committee. If the Chair of the Committee is not present at any meeting of the Committee, an acting Chair for the meeting shall be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chair shall refer the matter to the Board. The Committee may appoint a secretary who need not be a director of the Board or Committee.

Delegation to Subcommittees

The Committee may form subcommittees for any purpose that it deems appropriate and may delegate to such subcommittee any of its duties and responsibilities. Any subcommittee shall consist of one or more members of the Committee. Any delegation may be made only to the extent permitted by applicable rules, regulations, and the Company’s Bylaws and Articles of Incorporation.

III. COMMITTEE MEETINGS

The Chair shall preside at each meeting of the Committee and set the agendas for the Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of the Company’s Bylaws or this Charter.

The Committee shall have regular meetings (in person or by telephonic meeting) on at least a semi-annual basis (or more frequently as circumstances dictate). The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in the Company’s records. The Committee shall meet separately, on at least an annual basis, with the Company’s Chief Executive Officer (the “CEO”), the vice president of human resources (or similar position) and any other corporate officers as the Board and the Committee deem appropriate to discuss and review the performance criteria and compensation levels of key executive officers.

Except as otherwise required by the Bylaws or the Articles of Incorporation of the Company, a majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which there is a quorum shall be the act of the Committee. The Committee may also act by unanimous written consent in lieu of a meeting.

All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the Company’s outside advisors, any other personnel employed or retained by the Company, or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee. The CEO and any other executive officers shall not be present at meetings of the Committee at which their compensation or performance is being discussed or determined.

The Chair of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Board.

IV. DUTIES AND RESPONSIBILITIES

The duties and responsibilities of the Committee are set forth below. The Committee is authorized to carry out these responsibilities, and other responsibilities assigned to it by the Board from time to time, and take any actions reasonably related to the mandate of this Charter.

In discharging its role, the Committee is empowered to investigate any matter brought to its attention that is within the scope of or otherwise relevant to its responsibilities, with all requisite access to all books, records, facilities and personnel of the Company.

To fulfill its duties and responsibilities, the Committee is expected to:

1.

review and approve at least annually the corporate goals and objectives of the Company’s executive compensation plans, incentive-compensation and equity based plans and other general compensation plans (the “Company Plans”), and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate;

2.

review at least annually the Company Plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of new, or the amendment of existing, Company Plans;

3.	review and approve at least annually the corporate goals and objectives applicable to the compensation of the CEO;

4.

evaluate annually the performance of the CEO of the Company, the other executive officers of the Company and the chairman of the Board (collectively, the “Company Executives”) in light of the goals and objectives applicable to the CEO and of the Company Plans, and based on this evaluation, set his or her total compensation, including, but not limited to (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change-in-control agreements and provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, including, but not limited to, perquisites. In determining the long-term incentive component of each Company Executive’s compensation, the Committee shall consider all relevant factors, including the Company’s performance and relative shareholder return, the value of similar incentive awards to persons with comparable positions at comparable companies, and the awards given to each Company Executive in past years;

5.

review at least annually and make recommendations to the Board with respect to the compensation of all directors of the Company, taking into consideration compensation paid to directors of comparable companies and the specific duties of each director;

6.

monitor and assess the Company’s compliance with the requirements established by the rules and regulations of the U.S. and Canadian regulatory authorities and any stock exchange upon which the Company’s shares trade from time-to-time;

7.	review executive compensation disclosure prior to public disclosure or filing with any securities regulatory authorities;

8.

review and discuss with management of the Company the compensation discussion and analysis (“CD&A”) and the related executive compensation information, recommend that the CD&A and related executive compensation information be included in the Company’s annual report and proxy statement and produce the compensation committee report on executive compensation for inclusion in the Company’s annual report or proxy statement, if required by applicable securities laws;

9.

review all equity compensation plans that are not subject to shareholder approval under the rules of any stock exchange on which the Company’s shares trade from time-to-time and to approve such plans in its discretion;

10.

oversee the compensation and benefits structure applicable to the Company’s officers and directors, including, but not limited to, incentive compensation and equity-based compensation, provided that, at the Committee’s sole discretion, it may submit such matters as it determines to be appropriate to the Board for the Board’s approval or ratification;

11.

in its sole discretion, retain, amend the engagement with, and terminate any compensation consultant used to assist the Committee in evaluating any officer or director compensation. The Committee shall also have the sole authority to approve the fees and other retention terms of the consultants and to cause the Company to pay such fees and expenses of such consultants. The Committee shall also have the authority, in its sole discretion, to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Company to pay such fees and expenses of such outside advisors;

12.	administer and otherwise exercise the various authorities prescribed for the Committee by the Company’s stock option and other incentive compensation plans;

13.	review and recommend to the Board for approval any changes in employee retirement benefit programs, and review broadly employee salary levels and ranges and employee fringe benefits;

14.

review and make recommendations to the Board, or approve, as appropriate, any employment- related contracts or transactions with any proposed, current or former officers or directors of the Company, such as consulting arrangements, employment contracts, severance, separation or termination agreements;

15.	monitor compliance by executive officers with the rules and guidelines of the Company’s incentive compensation and equity-based compensation programs;

16.

if required by applicable laws, to review and recommend to the Board for approval the frequency with which the Company will conduct shareholder advisory votes on executive compensation (“Say on Pay Vote”), taking into account the results of the most recent shareholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement;

17.

obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers and other key employees;

18.	perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s Bylaws and applicable laws and regulations;

19.	report to the Board on Committee recommendations and any other matters the Committee deems appropriate or the Board requests;

20.	maintain minutes and other records of meetings and activities of the Committee; and

21.	review and reassess the performance of the Committee and the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

EXHIBIT C

BOARD OF DIRECTOR NOMINATION PROCESS

CounterPath Corporation (the “Company”) and its Board of Directors (the “Board”) has determined that director nominees will be recommended for the Board’s selection by a majority of the Company’s independent directors in a vote in which only the independent directors participate, and to have the full Board participate in the consideration of board of director nominees.

In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Company’s independent directors will be responsible for identifying one or more candidates to fill such directorship, investigating each candidate, evaluating his/her suitability for service on the Board and recommending for selection suitable candidates for nomination to the Board.

The Company’s independent directors are authorized to use any methods they deems appropriate for identifying candidates for Board membership, including recommendations from current members of the Board, senior management or other third parties (including recommendations from stockholders). The Company’s independent directors may engage outside search firms to identify suitable candidates.

The Company’s independent directors are also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications, and personal interviews with all or some of the Company’s independent directors, the Company’s management or one or more other members of the Board. While diversity may contribute to an evaluation, it is not considered by the Board as a separate or independent factor in identifying board of director nominees.

In formulating its recommendation, the Company’s independent directors will consider not only the findings and conclusions of the investigation and evaluation process, but also the current composition of the Board; the attributes and qualifications of serving members of the Board; additional attributes, capabilities or qualifications that should be represented on the Board; and whether the candidate could provide those additional attributes, capabilities or qualifications. The Company’s independent directors will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of serving as a member of the Board.

Stockholders desiring to suggest a candidate for consideration must do so in accordance with the Company’s bylaws and applicable securities laws, and should send a letter to David Karp, the Company’s Secretary, at the Company’s principal office, Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3. Candidates recommended by the Company’s stockholders will be considered in the same manner as other candidates.

In considering whether to recommend directors who are eligible to stand for re-election, the Company’s independent directors may consider a variety of factors, including, without limitation, a director's contributions to the Board and ability to continue to contribute productively; attendance at Board and committee meetings and compliance with the Company corporate governance policies; whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for continued service on the Board; the independence of the director; and the nature and extent of the director's non-Company activities.

Proxy

ANNUAL MEETING OF STOCKHOLDERS OF
COUNTERPATH CORPORATION (the "Company")

TO BE HELD AT SUITE 300 – 505 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA SEPTEMBER 27, 2012, AT 11:00 AM (VANCOUVER TIME)

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints,

Donovan Jones, the President, Chief Executive Officer and a director of the Company, or failing this person, David Karp, the Chief Financial Officer, Treasurer and Corporate Secretary of the Company, or in the place of the foregoing, _________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Stockholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:             ___________________________

Please Print Name: ___________________________

Date:                           ___________________________

Number of Shares Represented by Proxy: _____________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

		For	Withhold
1.	To elect as Director, Peter Charbonneau	________	________
2.	To elect as Director, Chris Cooper	________	________
3.	To elect as Director, William Jin	________	________
4.	To elect as Director, Donovan Jones	________	________
5.	To elect as Director, Owen Matthews	________	________
6.	To elect as Director, Terence Matthews	________	________
7.	To elect as Director, Larry Timlick	________	________

		For	Withhold
8.	To appoint BDO Canada LLP, Chartered Accountants, as
	auditors of the Company	________	________

		For	Against
9.	To authorize the directors to fix the auditors' remuneration	________	________

		For	Against
10.	To approve the increase in the number of shares issuable under
	the Deferred Share Unit Plan by 500,000 shares	________	________

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by the Company.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Stockholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy; OR

(b)

appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

8.

You may use the internet site at www.valianttrust.com to transmit your voting instructions. You should have this form of proxy in hand when you access the web site. You will be prompted to enter your Control Number, which is located on this Form of Proxy. If you vote by internet, your vote must be received not later than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or any adjournment thereof. This website may be used to appoint a proxy holder to attend and vote on your behalf at the Meeting and to convey your voting instructions. Complete proxy instructions are found in the Proxy Statement.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of VALIANT TRUST COMPANY no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting or any adjournment thereof.

The mailing address of Valiant Trust Company is Suite 600, 750 Cambie Street, Vancouver, BC, V6B 0A2,
fax number is 604.681.3067, or by Internet voting at https://proxy.valianttrust.com